UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
Of the Securities Exchange Act of 1934
(Amendment No. __)

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Filed by a Party other than the Registrant  [_]

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[_] Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_] Definitive Proxy Statement

[X] Definitive Additional Material

[_] Soliciting Material Pursuant to Sec. 240.14a-12

Delaware Investments National Municipal Income Fund
(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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This is a reminder that the Special Meeting of Shareholders for Delaware Investments National Municipal Income Fund is being held on March 8, 2023.

Shareholders are being asked to approve a new investment management agreement between the Delaware Investments National Municipal Income Fund (the “Fund”) and abrdn Inc. and to elect four new Trustees to serve as the Trustees of the Fund at the Fund’s upcoming Special Meeting of Shareholders (“Meeting”).

Question: How do I participate in the Meeting?
Answer: The Meeting is being held virtually via live webcast on Wednesday, March 8, 2023, at 4:00pm ET. Please follow the registration instructions as outlined in the Proxy Statement, which has been mailed to each shareholder and is also available at delawarefunds.com/cef-proxy, to participate.

Question: What if I have technical or logistical issues related to accessing the virtual meeting platform?
Answer: If you have any questions regarding access to the Meeting, please contact AST at attendameeting@astfinancial.com.

Question: Will shareholders be able to ask questions during the Meeting?
Answer: Yes, shareholders will be able to ask questions via the virtual meeting platform and interact with Fund officers, current Trustees and representatives from PwC and abrdn. The Fund intends to answer all relevant questions received during the Meeting.

Question: What if I have questions about voting?
Answer: If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (877) 297-1744. Representatives are available to assist you Monday through Friday 9am to 10pm ET.

Please vote and send in your WHITE proxy card(s) promptly to avoid the need for further mailings. Your vote is important.